Exhibit 4.3

Execution Version

FIRST AMENDMENT

TO

FIRST AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”) is made as of the 25th day of May, 2016 (the “Effective Date”), by and among nCino, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Agreement, as defined below) party hereto (collectively with the Company, the “Parties”).

RECITALS

WHEREAS, the Company and certain of the Investors had previously entered into that certain First Amended and Restated Investors’ Rights Agreement, dated as of February 12, 2015 (the “Agreement”).

WHEREAS, the Parties wish to (1) expand the definition of “Registrable Securities” as defined in the Agreement to include Common Stock (as defined in the Agreement) purchased pursuant to (i) that certain Common Stock Purchase Agreement dated as of the Effective Date, by and among the Company and the Purchasers listed on Exhibit A thereto (“Primary SPA”) and (ii) that certain Purchase and Sale Agreement dated as of the Effective Date, by and among the Company and the stockholders and Purchaser listed on Exhibit A thereto (“Secondary SPA”) and (2) allow for additional Investors.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

AGREEMENT

1.     Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

2.     Amendment.

(a)     The Parties hereby agree to amend the Agreement by amending and restating Section 1.22 in its entirety as follows:

“1.22         “Registrable Securities” means (i) any Common Stock issued to, or purchased by, the Investors pursuant to (A) the Purchase Agreement, (B) that certain Purchase and Sale Agreement dated as of February 12, 2015 by and among the Insight Investors, SunTrust Banks, Inc. (or any affiliates thereof), the Company and Live Oak Bancshares, Inc., (C) that certain Common Stock Purchase Agreement dated as of May 25, 2016, by and among the Company and the Purchasers listed on Exhibit A thereto (the “2016 Primary Purchase Agreement”), (D) that certain Purchase and Sale Agreement dated as of May 25, 2016, by and among the Company and the stockholders and Purchaser listed on Exhibit A thereto (the “2016 Secondary Purchase Agreement”), or (E) that certain Common Stock Purchase Agreement dated as of January 28, 2014 by and between the Company and the Investors listed on Exhibit A thereto; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.”

(b)     The Parties hereby agree to amend the Agreement by amending and restating Section 6.13 in its entirety as follows:

“6.13         Additional Investors. Notwithstanding anything to the contrary contained herein, any purchaser of shares of Common Stock on or after the date hereof pursuant to the Purchase Agreement, the 2016 Primary Purchase Agreement or the 2016 Secondary Purchase Agreement may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder. Immediately thereafter, Schedule A to this Agreement will be amended to list the new Investors hereunder.”

(c)     The Parties hereby agree to amend the Agreement by amending and restating Schedule A to the Agreement in its entirety with the Schedule A attached hereto.

3.     Effect of Amendment. Except as amended and/or modified by this Amendment, the Agreement is hereby ratified and confirmed and all other terms of the Agreement are and shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall govern and control. This Amendment shall be effective upon the full execution of the Primary SPA and Secondary SPA.

4.     Counterparts. This Amendment (i) may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document and (ii) may be executed by facsimile or PDF signatures. All counterparts shall be construed together and shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

NCINO, INC.

By:	/s/ Pierre Naudé

Name:	Pierre Naudé

Title:	CEO

[SIGNATURE PAGE TO FIRST AMENDMENT TO FIRST AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

Ithan Creek Master Investors (Cayman) L.P.

By: Wellington Management Company LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Managing Director and Counsel

Wolf Creek Investors (Bermuda) L.P.

By: Wellington Management Company LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Managing Director and Counsel

Wolf Creek Partners, L.P.

By: Wellington Management Company LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Managing Director and Counsel

Bay Pond Investors (Bermuda) L.P.

By: Wellington Management Company LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Managing Director and Counsel

Bay Pond Partners, L.P.

By: Wellington Management Company LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Managing Director and Counsel

[SIGNATURE PAGE TO AMENDMENT TO FIRST AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INSIGHT VENTURE PARTNERS IX, L.P.

By:	Insight Venture Associates IX, L.P.
Its:	General Partner

By:	Insight Venture Associates IX, Ltd.
Its:	General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Officer

Address:

c/o Insight Venture Partners

1114 Avenue of the Americas

36th Floor

New York, NY 10036

Attn: Blair Flicker

Tel. 212-230-9200

bflicker@insightpartners.com

INSIGHT VENTURE PARTNERS (CAYMAN) IX, L.P.

By:	Insight Venture Associates IX, L.P.
Its:	General Partner

By:	Insight Venture Associates IX, Ltd.
Its:	General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Officer

Address:

c/o Insight Venture Partners

1114 Avenue of the Americas

36th Floor

New York, NY 10036

Attn: Blair Flicker

Tel. 212-230-9200

bflicker@insightpartners.com

[SIGNATURE PAGE TO AMENDMENT TO FIRST AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INSIGHT VENTURE PARTNERS IX (CO-INVESTORS), L.P.

By:	Insight Venture Associates IX, L.P.
Its:	General Partner

By:	Insight Venture Associates IX, Ltd.
Its:	General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Officer

Address:

c/o Insight Venture Partners

1114 Avenue of the Americas

36th Floor

New York, NY 10036

Attn: Blair Flicker

Tel. 212-230-9200

bflicker@insightpartners.com

INSIGHT VENTURE PARTNERS (DELAWARE) IX, L.P.

By:	Insight Venture Associates IX, L.P.
Its:	General Partner

By:	Insight Venture Associates IX, Ltd.
Its:	General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Officer

Address:

c/o Insight Venture Partners

1114 Avenue of the Americas

36th Floor

New York, NY 10036

Attn: Blair Flicker

Tel. 212-230-9200

bflicker@insightpartners.com

[SIGNATURE PAGE TO AMENDMENT TO FIRST AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

SUNTRUST BANKS, INC.

By:	/s/ Richard Blumberg
Name:	Richard Blumberg
Title:	Senior Vice President

Address:
303 Peachtree Street
29th Floor
Atlanta, GA 30308
Attn: Richard Blumberg
Tel. 404-724-3353
Fax. 404-214-8632
richard.blumberg@suntrust.com

[SIGNATURE PAGE TO AMENDMENT TO FIRST AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

SALESFORCE.COM, INC.

By:	/s/ John Somorjai
Name:	John Somorjai
Title:	EVP, Corporate Development and Salesforce Ventures

Address:
salesforce.com, inc.
The Landmark @ One Market Street, Suite 300
San Francisco, CA 94105
Attn: John Somorjai, EVP, Corporate Development and Salesforce Ventures

[SIGNATURE PAGE TO AMENDMENT TO FIRST AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

SCHEDULE A

Investors

Legal Entity Name and Address
Ithan Creek Master Investors (Cayman) L.P.
c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Legal & Compliance Department
Facsimile Number: 617-289-5699
Email: seclaw@wellington.com

Wolf Creek Investors (Bermuda) L.P.
c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Legal & Compliance Department
Facsimile Number: 617-289-5699
Email: seclaw@wellington.com

Wolf Creek Partners, L.P.
c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Legal & Compliance Department
Facsimile Number: 617-289-5699
Email: seclaw@wellington.com

Bay Pond Investors (Bermuda) L.P.
c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Legal & Compliance Department
Facsimile Number: 617-289-5699
Email: seclaw@wellington.com

Bay Pond Partners, L.P.
c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Legal & Compliance Department
Facsimile Number: 617-289-5699
Email: seclaw@wellington.com

Insight Venture Partners IX, L.P
c/o Insight Venture Partners
1114 Avenue of the Americas
36th Floor
New York, NY 10036
Attn: Blair Flicker
Tel. 212-230-9200
bflicker@insightpartners.com

Insight Venture Partners (Cayman) IX, L.P.
c/o Insight Venture Partners
1114 Avenue of the Americas
36th Floor
New York, NY 10036
Attn: Blair Flicker
Tel. 212-230-9200
bflicker@insightpartners.com

Insight Venture Partners IX (Co-Investors), L.P.
c/o Insight Venture Partners
1114 Avenue of the Americas
36th Floor
New York, NY 10036
Attn: Blair Flicker
Tel. 212-230-9200
bflicker@insightpartners.com

Insight Venture Partners (Delaware) IX, L.P.
c/o Insight Venture Partners
1114 Avenue of the Americas
36th Floor
New York, NY 10036
Attn: Blair Flicker
Tel. 212-230-9200
bflicker@insightpartners.com

SunTrust Banks, Inc.
303 Peachtree Street
29th Floor
Atlanta, GA 30308
Attn: Richard Blumberg
Tel. 404-724-3353
Fax. 404-214-8632
Richard.blumberg@suntrust.com

salesforce.com, inc.
The Landmark @ One Market Street, Suite 300
San Francisco, CA 94105
Attn: John Somorjai

Accenture LLP
161 North Clark St.
Chicago, IL 60601
Attn: Terry L. Moore
terry.l.moore@accenture.com

Regions Financial Corporation
Attn: David R. Turner, Jr.
Senior Executive Vice President and Chief Financial Officer
1900 5th Ave North, 30th Floor
Birmingham, AL 35203c
Tel. 205-264-4174
David.Turner@Regions.com